UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2026

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
MidWestOne Financial Group, Inc. (“MidWestOne”) held a Special Meeting of its shareholders on Monday, January 26, 2026, related to MidWestOne's proposed merger with Nicolet Bankshares, Inc. (“Nicolet”). At the Special Meeting, MidWestOne's shareholders voted on and approved three proposals, as described below and in more detail in the joint proxy statement / prospectus filed by MidWestOne with the Securities and Exchange Commission on December 17, 2025. There were 20,634,267 shares of common stock outstanding as of the record date for the Special Meeting, of which 15,712,195 were present in person or by proxy at the meeting, representing 76.14% of the outstanding shares eligible to vote. The results of the shareholder vote on each of the three proposals were as follows:
A proposal to approve the Merger Agreement by and between MidWestOne and Nicolet (“The MidWestOne Merger Proposal”), which provides for the merger of MidWestOne with and into Nicolet, and the other transactions contemplated thereby.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
15,086,997	369,731	255,467	—
A non-binding, advisory basis, proposal to approve the compensation of the Company's named executive officers that is based on or otherwise relates to the merger, pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
11,006,254	4,375,061	330,880	—
A proposal to approve the adjournment of the Special Meeting, if necessary, or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the MidWestOne Merger Proposal.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
15,165,623	230,095	316,477	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	January 26, 2026	By:	/s/ BARRY S. RAY
Barry S. Ray
Chief Financial Officer